UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2007

CMGI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23262	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

CMGI, Inc. (“CMGI”) hereby furnishes to the Securities and Exchange Commission the presentation to be delivered by Joseph C. Lawler, Chairman, President and Chief Executive Officer of CMGI, to the Baird Business Solutions Conference on February 28, 2007, which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed in the Exhibit Index immediately preceding such exhibit is furnished with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMGI, Inc.

Date: February 28, 2007	By:	/s/ Peter L. Gray
Peter L. Gray Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation to Baird Business Solutions Conference – February 28, 2007